SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: DECEMBER 18, 2006
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



          333-16031                                        86-0793960
     (Commission File No.)                              (I.R.S. Employer
                                                        Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))



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                  SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective December 18, 2006, Robert Kocol was appointed to our board of directors. Mr. Kocol will fill the vacancy on our board created by the resignation of Patrick Whittingham, as reported in our Current Report on Form 8-K, dated December 1, 2006. To date, Mr. Kocol has not been named to any committees of our board of directors. The biographical information of Mr. Kocol required by this Item is set forth below.

         ROBERT S. KOCOL.           Mr.   Kocol  has  served  on  our  board  of
                                    directors  since  December  2006.  From 1998
                                    until  2005,  he  served as  Corporate  Vice
                                    President  and Chief  Financial  Officer  of
                                    Storage Technology  Corporation,  a provider
                                    of storage solutions for digitized data that
                                    was   acquired   in   August   2005  by  Sun
                                    Microsystems,   Inc.   He  served  in  other
                                    capacities at Storage Technology Corporation since 1991.

                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Number        Documents

          99.1 Press Release, dated December 21, 2006 announcing the appointment of Mr. Kocol to our Board of Directors.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INCENTRA SOLUTIONS, INC.


Date:  December 21, 2006                   By:   /s/ Thomas P. Sweeney III
                                              ----------------------------------
                                               Thomas P. Sweeney III
                                               Chief Executive Officer